UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2014

CORE RESOURCE MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55010	46-2029981
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3131 E. Camelback Road
Suite 211
Phoenix, AZ	85016
(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code:  602-314-3230

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

THIS REVISED AND UPDATED CURRENT REPORT ON FORM 8-K REFLECTS THE STATUS ON AUGUST 28, 2014, OF THE ACQUISITION BY THE REGISTRANT OF NITRO PETROLEUM INCORPORATED

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 7, 2014, the Registrant entered into a letter agreement in principle with Nitro Petroleum Incorporated, a reporting company whose common stock is traded on the QB Tier of the U.S. OTC Markets and is quoted under the symbol "NTRO" ("Nitro"), to acquire all of the outstanding common stock of Nitro through the merger of a wholly-owned subsidiary of the Registrant with and into Nitro.  Subsequently, on August 28, 2014, the Registrant and Nitro, together with Core Resource Management Holding Co. ("CRMI-H"), the wholly-owned subsidiary of the Registrant, entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, subject to the satisfaction or waiver of certain conditions, CRMI-H will merge with and into Nitro (the "Merger"), with Nitro becoming a wholly-owned subsidiary of the Registrant.
Upon the consummation of the Merger, based on the number of shares of Nitro common stock outstanding on August 28, 2014, each outstanding share of Nitro common stock (other than shares held by those Nitro stockholders properly exercising dissenters' rights) would be converted into .0952 shares of the Registrant's common stock (Ratio 10.5 to 1). The number of shares of the Registrant's common stock that may actually be issued with respect to a share of Nitro common stock may be modified in the event additional shares of Nitro common stock are issued prior to the consummation of the Merger. Nitro stockholders will receive cash in lieu of fractional shares of the Registrant.  The Registrant is required to file an S-4 registration statement with the Securities and Exchange Commission to register all shares of common stock issuable to the Nitro shareholders upon consummation of the Merger. The Merger is subject to the approval of Nitro's stockholders.
Mr. James Borem, the current Chief Executive Officer  and Chairman of the Board of Nitro, has entered into a two year employment agreement with the Registrant to serve as Chief Operating Officer - Field Unit of the Registrant. Mr. James Clark, the Registrant's present President and Chief Executive Officer will continue to serve in that capacity post-merger. Mr. Phillip Nuciola III, will remain Chairman of the Board of the Registrant post-merger.
Item 9.01.	Financial Statements And Exhibits.

(c)	Exhibits. The following exhibit has been filed as a part of this Current Report:

Exhibit Number	Description of Exhibit

10.1	Letter agreement in principle dated August 7, 2014, by and between Core Resource Management, Inc. and Nitro Petroleum Incorporated. *

10.2	Letter agreement regarding exclusivity dated August 7, 2014, by and between Core Resource Management, Inc. and Nitro Petroleum Incorporated. *

10.3	Agreement and Plan of Merger between Core Resource Management, Inc., Core Resource Management Holdings Co. and Nitro Petroleum, Inc. dated as of August 28, 2014. **

10.4	Employment Agreement between Core Resource Management, Inc. and James Borem dated August 1, 2014. **

*	Previously Filed
**	Filed Herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CORE RESOURCE MANAGEMENT, INC.

	By:	/s/ James D. Clark
	Its:	President

DATED: September 4, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter agreement in principle dated August 7, 2014, by and between Core Resource Management, Inc. and Nitro Petroleum Incorporated. *

10.2	Letter agreement regarding exclusivity dated August 7, 2014, by and between Core Resource Management, Inc. and Nitro Petroleum Incorporated. *

10.3	Agreement and Plan of Merger between Core Resource Management, Inc., Core Resource Management Holdings Co. and Nitro Petroleum, Inc. dated as of August 28, 2014. **

10.4	Employment Agreement between Core Resource Management, Inc. and James Borem dated August 1, 2014. **

*	Previously Filed
**	Filed Herewith